UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

BOATIM INC.
(Exact name of Registrant as specified in its charter)

Nevada	84-4779679
(State of incorporation)	(IRS Employer Identification No.)

7950 NW 53rd Street, Suite 337, Miami, FL 33166

Address of Principle Executive Office

Tel: +1 (305) 239-9993

Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): February 12th, 2021

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 12, 2021, Mr. Chris Roy and Mr Patrick Burkert resigned as members of the Board of Directors (the “Board”) of Boatim Inc. (the “Company”) to pursue other business opportunities. Mr. Roy´s and Mr. Burkert´s resignations were not due to any disagreement with the Company, its policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12th, 2021

BOATIM INC.

/s/ Wolfgang Tippner
By:	Wolfgang Tippner, CEO

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